Exhibit 99.2

PRELIMINARY COPY

ANNUAL MEETING OF SHAREHOLDERS OF

FIRSTMERIT CORPORATION

April 5, 2013

COMMON

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 5, 2013

The Joint Proxy Statement/Prospectus, Form 10-K for the year ended December 31, 2012 and the 2012 Annual Report to Shareholders are available at

http://www.proxydocs.com/fmer

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

■	21330333030330000000 7	040513

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

5. Election of thirteen directors

NOMINEES:
☐	FOR ALL NOMINEES	O	Steven H. Baer
		O	Karen S. Belden
☐	WITHHOLD AUTHORITY	O	R. Cary Blair
	FOR ALL NOMINEES	O	John C. Blickle
		O	Robert W. Briggs
☐	FOR ALL EXCEPT	O	Richard Colella
	(See instructions below)	O	Gina D. France
		O	Paul G. Greig
		O	Terry L. Haines
		O	J. Michael Hochschwender
		O	Clifford J. Isroff
		O	Philip A. Lloyd II
		O	Russ M. Strobel
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

		FOR	AGAINST	ABSTAIN
1.	Adopt the merger agreement, dated as of September 12, 2012, by and between FirstMerit and Citizens Republic Bancorp, Inc., as such agreement may be amended from time to time.	☐	☐	☐

2.	Approve the issuance of the shares of FirstMerit common stock to Citizens shareholders pursuant to the merger agreement.	☐	☐	☐

3.	Approve, on an advisory basis only, the merger-related compensation and potential payments for the named executive officers of FirstMerit.	☐	☐	☐

4.	Approve the adjournment of the annual meeting, on one or more occasions, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to adopt the merger agreement.	☐	☐	☐

6.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

7.	Approve, on an advisory basis, the compensation of FirstMerit’s named executive officers.	☐	☐	☐

8.	Approve the FirstMerit Corporation 2013 Annual Incentive Plan.	☐	☐	☐

9.	Such other business which is properly brought before said meeting and any adjournments thereof.

The Board of Directors Recommends a Vote FOR All Nominees and FOR Proposals 1-4 and 6-8.

The undersigned acknowledges receipt from FirstMerit Corporation prior to the execution of this proxy of the Notice of Meeting and a proxy statement.

DO YOU HAVE ANY COMMENTS? Please use the comments box on the reverse side.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

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Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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COMMON	FIRSTMERIT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS, APRIL 5, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF FIRSTMERIT CORPORATION.

The undersigned hereby appoints PAUL G. GREIG, TERRENCE E. BICHSEL AND CARLTON E. LANGER, and each of them, proxies with full power of substitution to vote on behalf of the shareholders of FirstMerit Corporation on Friday, April 5, 2013, and any adjournment(s) and postponement(s) thereof, with all powers that the undersigned would possess if personally present, with respect to the proposal(s) set forth on the reverse side hereof. The affirmative vote of a majority of the shares represented at the meeting may authorize the adjournment of the meeting; provided, however, that no proxy which is voted against a proposal will be voted in favor of adjournment to solicit further proxies for such proposal.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” THE APPROVAL OF PROPOSALS ONE THROUGH FOUR AND SIX THROUGH EIGHT. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)

COMMENTS:

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PRELIMINARY COPY

ANNUAL MEETING OF SHAREHOLDERS OF

FIRSTMERIT CORPORATION

April 5, 2013

COMMON

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 5, 2013

The Joint Proxy Statement/Prospectus, Form 10-K for the year ended December 31, 2012 and the 2012 Annual Report to Shareholders are available at
http://www.proxydocs.com/fmer

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

■	21330333030330000000 7	040513

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

5. Election of twelve directors

NOMINEES:
☐	FOR ALL NOMINEES	O	Steven H. Baer
		O	Karen S. Belden
☐	WITHHOLD AUTHORITY	O	R. Cary Blair
	FOR ALL NOMINEES	O	John C. Blickle
		O	Robert W. Briggs
☐	FOR ALL EXCEPT	O	Richard Colella
	(See instructions below)	O	Gina D. France
		O	Paul G. Greig
		O	Terry L. Haines
		O	J. Michael Hochschwender
		O	Clifford J. Isroff
		O	Philip A. Lloyd II
		O	Russ M. Strobel
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

		FOR	AGAINST	ABSTAIN

1.	Adopt the merger agreement, dated as of September 12, 2012, by and between FirstMerit and Citizens Republic Bancorp, Inc., as such agreement may be amended from time to time.	☐	☐	☐

2.	Approve the issuance of the shares of FirstMerit common stock to Citizens shareholders pursuant to the merger agreement.	☐	☐	☐

3.	Approve, on an advisory basis only, the merger-related compensation and potential payments for the named executive officers of FirstMerit.	☐	☐	☐

4.	Approve the adjournment of the annual meeting, on one or more occasions, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the annual meeting to adopt the merger agreement.	☐	☐	☐

6.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

7.	Approve, on an advisory basis, the compensation of FirstMerit’s named executive officers.	☐	☐	☐

8.	Approve the FirstMerit Corporation 2013 Annual Incentive Plan.	☐	☐	☐

9.	Such other business which is properly brought before said meeting and any adjournments thereof.

The Board of Directors Recommends a Vote FOR All Nominees and FOR Proposals 1-4 and 6-8.

The undersigned acknowledges receipt from FirstMerit Corporation prior to the execution of this proxy of the Notice of Meeting and a proxy statement.

DO YOU HAVE ANY COMMENTS? Please use the comments box on the reverse side.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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